Financial Risk Management Objectives and Policies	12 Months Ended
Dec. 31, 2020
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Financial Risk Management Objectives and Policies
25.	Financial risk management objectives and policies
The Group’s activities are exposed to various financial risks: credit risk, liquidity risk and currency risk in cash flows. The Group’s global risk management programme focuses on uncertainty in the financial markets and aims to minimise the potential adverse effects on the Group’s profits. The Group uses derivatives to mitigate certain risks.
The Group’s financial department controls the management of liquidity risk and currency risk in accordance with the Group’s policies. This department centrally identifies, evaluates and makes decisions whether to hedge financial risks to which the Group is exposed.

25.1	Credit risk
Credit risk is the risk of financial loss to the Group if a customer or counterparty to a financial instrument fails to meet its contractual obligations and arises principally from the Group’s receivables from customers and investments in debt securities. Our cash and cash equivalents, deposits, and loans with banks and financial institutions are potentially subject to concentration of credit risk.
Bank balances
The Group seeks to limit its credit risk with respect to banks by only dealing with reputable banks. Additionally, the Group holds bank accounts in the countries in which subsidiaries operate from.
The maximum amount of the Group’s credit risk exposure is the carrying amounts of cash and cash equivalents, trades receivable and loans with banks and financial institutions. The Group attempts to mitigate such exposure to its cash by investing only in financial institutions with investment grade credit ratings or secured investments. The Group does not have significant exposure to credit risk at December 31, 2020 for any financial instruments.
Trade receivables and contract assets
The Group has a diverse customer base geographically and by industry. The responsibility for customer credit risk management rests with management. The Group seeks to limit its credit risk with respect to customers by implementing due diligence procedures on all customers. Payment terms vary and are set in accordance with practices in the different geographies and end-markets
served. Credit limits are typically established based on internal or external rating criteria, which take into account such factors as the financial condition of the customers, their credit history and the risk associated with their industry segment.
More than 50% of the Group’s customers are repeat customers, and none of these customers’ balances have been written off or are credit-impaired at the reporting date. In monitoring customer credit risk, customers are grouped according to their credit characteristics, including whether they are a business or end-user
customer, their geographic location, industry, trading history with the Group and existence of previous financial difficulties.
The Group receives cash payment for large contracts up front in some instances, in addition to contracting with government funded entities which subsequently carries lower risks.
The Group applies the simplified approach under IFRS 9 and has calculated expected credit losses based on lifetime expected credit losses, taking into consideration historical credit loss experience and financial factors specific to the debtors and general economic conditions and concluded that no expected credit loss provision is required as of December 31, 2020 (2019: $0).

25.2	Liquidity risk
Liquidity risk relates to the Group’s ability to meet its cash flow requirements. The Group has a prudent policy to cover its liquidity risks which is focused on having sufficient cash and cash equivalents available.

25.3	Currency risk
Currency risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate due to changes in foreign exchange rates.
The Group operates internationally, and it is exposed to fluctuations in exchange rates. The currency risk arises from future commercial transactions, recognized assets and liabilities and net investments abroad.
The Group’s policy to manage risk is to initially mitigate the risk using natural hedges (offsetting of receivables and payables) in addition to implementing investment procedures. Several of the Group’s companies operate in foreign countries and therefore, their net assets are exposed to the risk associated with translating foreign currencies.
The Group has applied the following significant exchange rates.

	Average Rate		Year-end spot rate
United States Dollar	2020	2019	2020	2019
GBP	0.7760	0.7835	0.7321	0.7618
CAD	1.3433	1.3251	1.2750	1.30328
RWF	959.1820	914.2488	988.0837	947.075
SGD	1.3789	1.3111	1.3224	1.34555
INR	74.0038	N/A	73.2901	N/A
The net impact from the fluctuation of operational foreign exchange rates amounted to $3,861 thousand (2019: $9,693 thousand).
Sensitivity analysis
The Group only has significant exposure to movement of the sterling (“GBP”) against the United States dollar (“USD”). A reasonably possible strengthening/weakening of the GPB against the United States dollar (“USD”) at December 31, 2020 and December 31, 2019 would have affected the measurement of financial instruments denominated in a foreign currency. This analysis assumes that all other variables, in particular interest rates, remain constant and ignores any impact of forecast sales and purchases. The fluctuation seen primarily relates to the impacts of Brexit and
COVID-19
over the last two years but is expected to stabilize moving forward.

	Profit or loss
	Strengthening	Weakening
	$’000	$’000
December 31, 2020
GBP (5.0% movement)	(184,067)	(184,416)
December 31, 2019
GBP (5.0% movement)	(156,489)	(150,290)

	Equity, net of tax
	Strengthening	Weakening
	$’000	$’000
December 31, 2020
GBP (5.0% movement)	(48,743)	(48,394)
December 31, 2019
GBP (5.0% movement)	(175,371)	(173,872)

25.5	Interest rate risk
The interest rate risk is the risk that the fair value of future cash flows of financial instruments will fluctuate because of changes in market interest rates.
The Group does not have any borrowings at floating interest rates that would expose the Group to cash flow interest rate risk.

25.6	Capital management
The primary objective of the Group’s capital management is to ensure that it maintains a strong credit rating and healthy capital ratios in order to support its business and maximise shareholder’s value.
The Group manages its capital structure and makes adjustments to it, in light of changes in business conditions. No changes were made in the objectives, policies or processes during the year end December 31, 2020. Capital comprises ordinary share capital, share premium and accumulated losses.